EXHIBIT 10(oo)

EXECUTION COPY

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of July 7, 2003 to the Credit Agreement referred to below, between: THE FIRST AMERICAN CORPORATION, a California corporation (the “Borrower”); each of the lenders that is a signatory hereto (individually, a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of October 12, 2001 (as amended, the “Credit Agreement”), pursuant to which a revolving credit facility is made available to the Borrower. The Borrower, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 1 and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Section 6.01 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (l) thereof, (b) changing clause “(m)” to clause “(n)” and (c) inserting a new clause (m), immediately following clause (l), to read as follows:

“(m) in addition to the Indebtedness permitted under clause (i) of this Section, additional Indebtedness of FATICO secured by a Lien upon its real Property located in Santa Ana, California (which Indebtedness may be guaranteed by the Borrower) that exceeds 80% of the market value of such Property, provided that the aggregate principal amount of Indebtedness permitted under this clause (m) shall not exceed $55,000,000 at any one time outstanding; and”

2.03. Section 6.02(e) of the Credit Agreement is hereby amended by inserting at the end thereof the words: “and 6.01(m)”.

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties set forth in Section 3 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 3 to “this Agreement” included reference to this

Amendment No. 1 and (b) immediately before and after giving effect to the amendment under Section 2 hereof, no Default has occurred and is continuing.

Section 4. Conditions Precedent to Effectiveness. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 executed by the Borrower and the Required Lenders.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

THE FIRST AMERICAN CORPORATION

By	/s/ Thomas A. Klemens

	Name:	Thomas A. Klemens
	Title:	Senior Executive Vice President Chief Financial Officer

JPMORGAN CHASE BANK
individually and as Administrative Agent

By	/s/ Elisabeth H. Schwabe

Name: Elisabeth H. Schwabe
Title: Managing Director

COMERICA BANK

By	/s/ Fernando Loza

Name: Fernando Loza
Title: Assistant Vice President

COMERICA BANK CALIFORNIA

By	/s/ Fernando Loza

Name: Fernando Loza
Title: Assistant Vice President

UNION BANK OF CALIFORNIA, N.A.

By	/s/ Joseph Argabrite

Name: Joseph Argabrite
Title: Vice President

BANK OF THE WEST ( F/K/A UNITED CALIFORNIA BANK)

By	/s/ Dale Paterson

Name: Dale Paterson
Title: Vice President

BANK ONE ARIZONA, NA

By

Name:
Title:

BANK ONE, NA

By

Name:
Title:

WELLS FARGO BANK, N.A.

By

Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Ryan Stipe

Name: Ryan Stipe
Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION (OREGON)

By

Name:
Title:

BANK OF AMERICA, N.A.

By	/s/ Leslie E. Nannen

Name: Leslie E. Nannen
Title: Vice President

FLEET NATIONAL BANK

By	/s/ AMY B. PEDEN

Name: Amy B. Peden
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION

By

Name:
Title:

FIRST SECURITY BANK, N.A.

By

Name:
Title:

SUNTRUST BANK, CENTRAL FLORIDA, N.A.

By

Name:
Title: